UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) May 20, 2010

AutoNation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 SW 1st Ave

Fort Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Changes in Control of Registrant.

Pursuant to its existing share repurchase program, on May 20, 2010, AutoNation, Inc. (the “Company”) repurchased shares of its common stock, par value $0.01 per share (the “Common Stock,” and such transaction, the “Repurchase”), which, when combined with prior share repurchases, resulted in the Company having 161,527,965 shares of Common Stock outstanding as of such date. According to Amendment No. 26 to Schedule 13D (the “ESL Schedule 13D”) filed with the Securities and Exchange Commission (the “SEC”) on November 24, 2009 by a group consisting of ESL Partners, L.P., a Delaware limited partnership, ESL Institutional Partners, L.P., a Delaware limited partnership, ESL Investors, L.L.C., a Delaware limited liability company, ESL Investments, Inc., a Delaware S corporation, CBL Partners, L.P., a Delaware limited partnership, Tynan, LLC, a Delaware limited liability company, ESL Investment Management, L.P., a Delaware limited partnership, RBS Partners, L.P., a Delaware limited partnership, RBS Investment Management, L.L.C., a Delaware limited liability company, Edward S. Lampert and William C. Crowley, both United States citizens (collectively, the “ESL Affiliates”), and various Form 4s of certain members of the ESL Affiliates filed with the SEC subsequent to Amendment No. 26 to the ESL Schedule 13D, the ESL Affiliates are the beneficial owners of 81,117,306 shares of the Company’s Common Stock. As a result of the Repurchase, the ESL Affiliates beneficially own approximately 50.2% of the Company’s Common Stock. The ESL Schedule 13D and all amendments thereto, filed with the SEC by the ESL Affiliates, and the various Form 4s of certain members of the ESL Affiliates filed with the SEC subsequent to Amendment No. 26 to the ESL Schedule 13D, contain additional information regarding the ESL Affiliates’ beneficial ownership, including the amount of consideration and source of funds used by the ESL Affiliates to purchase the Company’s Common Stock.

As reported on the Company’s Current Report on Form 8-K, filed with the SEC on January 29, 2009 (the “January 2009 8-K”), the Company entered into letter agreements with certain automotive manufacturers in order to, among other things, eliminate any potential adverse consequences under such manufacturers’ framework agreements with the Company in the event that the ESL Affiliates acquire fifty percent (50%) or more of the Company’s Common Stock, including letter agreements with American Honda Motor Co., Inc. (“Honda”) and Toyota Motor Sales, U.S.A., Inc (“Toyota”) (such agreements, as amended, the “Honda Agreement” and the “Toyota Agreement,” respectively). Also parties to both the Honda and Toyota Agreements are certain of the ESL Affiliates. Among other things, the Toyota and Honda Agreements contain consents and waivers by Toyota and Honda of all the rights and remedies available to them pursuant to the manufacturers’ framework agreements with the Company with respect to the acquisition by the ESL Affiliates of fifty percent (50%) or more of the Company’s Common Stock, provided that: (1) the ESL Affiliates will appear at each stockholders meeting of the Company or otherwise cause all of their shares of the Company’s Common Stock to be counted as present for the purpose of establishing a quorum and (2) the ESL Affiliates will vote all shares of the Company’s Common Stock in excess of fifty percent (50%) of the then outstanding shares on each matter subject to a stockholder vote in the same proportion as all outstanding shares not owned by the ESL Affiliates are actually voted on such matter. Furthermore, under both the Honda and Toyota Agreements, the Company agreed that a majority of the Company’s Board of Directors will be independent from both the Company and from the ESL Affiliates under existing New York Stock Exchange listing standards. The Honda and Toyota Agreements also contain other governance-related provisions as disclosed in the January 2009 8-K.

Certain additional matters relating to the Toyota Agreement are discussed in the Company’s Current Report on Form 8-K filed with the SEC on November 24, 2009 and Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2010.

While the ESL Affiliates may be deemed beneficial owners of more than fifty percent (50%) of the Company’s Common Stock, it is the Company’s belief that the Repurchase, and the resulting percentage change in beneficial ownership by the ESL Affiliates in the Company’s Common Stock, do not constitute a change in “control” as defined in Rule 12b-2 of the Exchange Act of 1934, as amended.

The foregoing summaries of the Honda Agreement and Toyota Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements. Copies of the (a) Honda Agreement, (b) Toyota Agreement, (c) Toyota Extension Agreement, dated November 23, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc., and certain investment affiliates of ESL Investments, Inc., extending the Toyota Agreement and (d) Toyota Letter Amendment, dated April 23, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc., and certain investment affiliates of ESL Investments, Inc., amending the Toyota Agreement, are included as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Honda Agreement, dated January 28, 2009, among AutoNation, Inc., American Honda Motor Co., Inc. and ESL Investments, Inc. (incorporated by reference to Exhibit 10.1 filed with the Current Report on Form 8-K filed by AutoNation, Inc. with the Securities and Exchange Commission on January 29, 2009)

10.2	Toyota Agreement, dated January 28, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc. and ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 filed with the Current Report on Form 8-K filed by AutoNation, Inc. with the Securities and Exchange Commission on January 29, 2009)

10.3	Toyota Extension Agreement, dated November 23, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc., and certain investment affiliates of ESL Investments, Inc., extending the Toyota Agreement (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by AutoNation, Inc. with the Securities and Exchange Commission on November 24, 2009)

10.4	Toyota Letter Amendment, dated April 23, 2010, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc., ESL Investments, Inc., and certain investment affiliates of ESL Investments, Inc., amending the Toyota Agreement (incorporated by reference to Exhibit 10.4 filed with the Quarterly Report on Form 10-Q filed by AutoNation, Inc. with the Securities and Exchange Commission on April 23, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date: May 20, 2010	By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary